UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

COHEN & COMPANY INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V67955-P31233 COHEN & COMPANY INC. 2929 ARCH STREET SUITE 1703 PHILADELPHIA, PA 19104 COHEN & COMPANY INC. 2025 Annual Meeting Vote by June 3, 2025 11:59 PM ET You invested in COHEN & COMPANY INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 4, 2025. Vote Virtually at the Meeting* June 4, 2025 10:00 A.M., Eastern Time Virtually at: www.virtualshareholdermeeting.com/COHN2025 *Please check the meeting materials for any special requirements for meeting attendance. Get informed before you vote View the Notice and Proxy Statement and 2024 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 21, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V67956-P31233 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors For Nominees: 01) Daniel G. Cohen 02) G. Steven Dawson 03) Jack J. DiMaio, Jr. 04) Jack Haraburda 05) Diana Louise Liberto 2. To approve Amendment No. 3 to the Cohen & Company Inc. 2020 Long-Term Incentive Plan to increase the number of shares of the Company’s common stock authorized for issuance thereunder from 1,900,000 shares to 2,500,000 shares. For 3. To approve, on a nonbinding advisory basis, the compensation of the named executive officers of the Company, as disclosed in the proxy statement. For 4. To vote, on a nonbinding advisory basis, on the frequency of the advisory vote to approve the compensation of the named executive officers of the Company. 3 Years 5. To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2025. For NOTE: In their discretion, the proxies are authorized to vote upon such other matters which may properly come before the annual meeting or any adjournments or postponements thereof. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS DIRECTED. IF THE PROXY IS EXECUTED BUT NO DIRECTION IS INDICATED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST FOR EACH DIRECTOR NOMINEE; FOR PROPOSALS 2, 3 AND 5; AND 3 YEARS FOR PROPOSAL 4.